UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
PractusTM LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Item #1. Reports to Stockholders.

INDEX	Clifford Capital Partners Fund

Annual Report to Shareholders

For the Year Ended September 30, 2018

CLIFFORD CAPITAL PARTNERS FUND

Clifford Capital Partners Fund

Annual Report Commentary – October 1, 2017 through September 30, 2018

We hope that this letter finds you well. We are grateful for your investment in the Clifford Capital Partners Fund (“the Fund”) and thank you for your support.

Invitation to Visit the Fund Website at www.cliffordcapfund.com.
We desire to communicate with all shareholders, including those of you who may have purchased the Fund through brokerage accounts, where we often cannot reach you directly. As such, we invite you to bookmark the Fund website, where you may find our most recent commentary and other information relevant to the Fund. In addition to quarterly reports, we may post additional commentary that we hope you’ll find instructive for your investment in the Fund.

		3-Year	Total Return,	Total Return,
	One-Year	Return,	Since Inception	Annualized
	Return	Annualized	(01/31/14)	Since Inception

Institutional Class (CLIFX)	13.43%	18.46%	74.46%	12.68%
Investor Class (CLFFX)	13.29%	18.23%	72.90%	12.47%
Russell 3000® Value[1]	9.46%	13.75%	55.18%	9.88%

(Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.)

The Fund posted a solid double-digit annual return and has done well since its inception, despite value strategies being out of favor over the last several years. Our short-term performance is not always strong – the last few months have been difficult, for example – but we strive to make decisions on a stock by stock basis with a long-term focus.

We are pleased with the composition of the Fund today and feel good about its long-term prospects. In fact, we believe the Fund is more attractive at September 30, 2018 – based on our internal reward/risk ratings – than it was a year ago, despite its growth over the past 12 months. As long-term investors, our views should always be considered through a multi-year lens, but we are very encouraged by the value we see in the Fund today.

1 The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies, respectively, with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

The Haves and Have Nots – Redux
 In our Q4 2015 Fund commentary, we wrote the following:

“As we’ve mentioned in past letters, there was wide divergence in the fortunes of different stocks (there were the “Haves” and the “Have Nots”) in 2015. In general, popular companies with good business momentum had fantastic stock price performance as investors clamored for growth. Meanwhile, companies that were undergoing struggles in their business or resided in less popular industries (such as brick and mortar retailers right now) experienced dismal stock price performance.”

Brick and mortar retailers are no longer in the market’s most despised doghouse, but we see a very similar type of marketplace today. Even though broad market indices ended September at or near all-time highs, we have observed an increasing amount of diversion in various pockets of the market, with many stocks at or near their annual – or in some cases multi-year – low prices. In several cases, these are stocks of good companies that are simply out of favor and are now sporting attractive valuations.

Dividend Stocks are “Have Nots” (and we are finding good opportunities among them)
We have observed that stocks with higher dividend yields have been out of favor in recent times. We believe this result is a function of higher interest rates, as demand has declined for dividend stocks that were held as “bond equivalents”.

We looked at the simple average performance of the stocks in the Russell 3000 Index (in our opinion a good representation of the broad market, which covers ~98% of the investable U.S. stock market), sorted by dividend yield as of September 30, 2018 and noted that the high dividend yielding stocks continued to lag, while those with lower yields outperformed.

We Are Finding Opportunities in Lagging Dividend Stocks

Dividend Yield	2018 Year-to Date	One-Year Return
0-1%	14.57%	23.41%
1-2%	7.27%	14.64%
2-3%	3.63%	7.96%
3-4%	0.92%	4.46%
4-5%	(0.99%)	2.42%
5% +	(0.98%)	(0.51%)
Data Source: Bloomberg as of September 30, 2018

We think this trend has led to some compelling investment opportunities in select individual dividend-paying companies that we believe are wrongly caught up in the ebbing tide of a trade rotation out of dividend stocks.

Momentum Stocks are in the “Have” Camp (and we think it makes more sense to look the other way)
Momentum stocks – popular stocks with strong recent price momentum – continue to perform very strongly in 2018, while companies that have even relatively minor stumbles are punished. The MSCI USA Momentum Index2 (the “Momentum Index”), which we think is a good proxy for Momentum stocks in general, has outperformed broad market indices like the S&P 500, and vastly outperformed value indices like the Russell 3000 Value. As shown in the table below, the last several years have been characterized by Momentum extremes.

Performance of Momentum Index vs. S&P 500 and Russell 3000 Value

										2018
										(thru
Total Returns	2009	2010	2011	2012	2013	2014	2015	2016	2017	9/30)

Momentum Index	17.64%	18.21%	6.09%	15.10%	34.80%	14.69%	9.30%	5.13%	37.82%	16.54%
S&P 500	26.45%	15.06%	2.11%	15.99%	32.37%	13.68%	1.37%	11.95%	21.82%	10.56%
Russell 3000 Value	19.71%	16.22%	-0.10%	17.55%	32.72%	12.69%	-4.14%	18.38%	13.19%	4.17%

Relative Returns

Momentum vs. S&P 500	-8.81%	3.15%	3.98%	-0.89%	2.43%	1.01%	7.93%	-6.82%	16.00%	5.98%
Momentum vs. Russell 3000 Value	-2.07%	1.99%	6.19%	-2.45%	2.08%	2.00%	13.44%	-13.25%	24.63%	12.37%
					Data Source: Bloomberg, as of September 30, 2018

We believe the market conditions that generally accompany a strong Momentum-led market can be dangerous. These include high investor expectations, speculative excitement, fear of missing out on large gains, and a general apathy to valuation levels. Oftentimes this fervor is accompanied by disdain for companies that don’t belong to the exclusive club of momentum popularity – leading to strong value investment opportunities for those willing to move against the crowd.

Our value investment style at Clifford Capital (especially our buy discipline) is the antithesis of momentum investing. Most momentum investing is based primarily on continuation of short-term trends and how a stock’s price has been doing: strong price momentum stocks will be bought, and weak price momentum stocks will be shorted. A stock’s price momentum is the most important factor and its valuation is a secondary consideration.

We are very sensitive to the relationship between price and value and generally believe that investment risk and prices move in opposite directions. Conversely, momentum

2 The MSCI USA Momentum Index is based on the MSCI USA Index, its parent index, which captures large and mid cap stocks of the U.S. market (the parent index covers ~85% of total U.S. stock market capitalization). It is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum.

investing is characterized by the expectation that strong stock price momentum will be sustained – strength begets strength, or ‘buy high and sell even higher’. Our investment philosophy is based on the belief of buying low (when stocks trade at discounts to our estimates of fair value – usually because of negative short-term sentiment) and selling high (when those discounts are no longer present).

Thanks to the strength of the momentum trade, we are finding what we believe are excellent investment opportunities among the anti-Momentum “Have Nots”.

Smaller Value Companies are Among the “Have Nots” and We See Opportunity
In what we believe is a tangent to the Momentum trade, large popular growth stocks have been leading the market, while small and mid-cap value stocks have lagged. We continue to find more compelling individual stock opportunities in the latter.

Historically, smaller value stocks have also been a fruitful area of investment when the momentum trade turns south. The Momentum Index has declined in only 6 of the prior 39 calendar years, and in 5 of those 6 years, the Russell 2000 Value index was a better option than the Momentum Index, Large Caps (represented by the S&P 500) and Small Cap Growth (Russell 2000 Growth index). Although history cannot predict the future, we see solid value in many smaller companies today and believe they are poised for solid long-term returns.

The Momentum Index vs. S&P 500 and Small Caps
(calendar years when the Momentum Index was down)

	1981	1994	2000	2001	2002	2008

Momentum Index	-18.71%	-0.94%	-9.47%	-17.21%	-12.15%	-40.89%
S&P 500	-9.73%	1.31%	-9.10%	-11.92%	-22.10%	-37.00%
Russell 2000 Value	10.54%	-3.66%	22.68%	14.05%	-11.44%	-28.96%
Russell 2000 Growth	-10.51%	-3.13%	-22.45%	-9.24%	-30.27%	-38.56%

Small Value vs. Momentum	29.24%	-2.72%	32.15%	31.26%	0.71%	11.93%
Small Value vs. S&P 500	20.27%	-4.97%	31.78%	25.97%	10.66%	8.04%
Small Value vs. Small Growth	21.05%	-0.53%	45.13%	23.29%	18.83%	9.60%
				Data Source: Bloomberg

Additionally, given that value strategies are often predicated on reversion to the mean, we also are encouraged that value stocks (and particularly small- and mid-cap value stocks) have lagged Growth strategies over the past decade. We believe there are more current investment opportunities in these areas that have lagged.

Morningstar’s U.S. Equity mutual fund category performance as of September 30, 2018
(bottom 4 categories highlighted in bold for each time period)

Fund Category	YTD	1 Year	3 Year	5 Year	10 Year
Small Growth	18.91%	24.40%	18.36%	11.73%	12.57%
Large Growth	15.66%	23.22%	17.67%	14.01%	12.58%
Mid-Cap Growth	13.51%	20.33%	15.84%	11.72%	11.94%
Large Blend	8.44%	15.39%	15.18%	11.91%	10.84%
Small Blend	8.11%	12.03%	14.67%	9.72%	10.71%
Mid-Cap Blend	5.93%	11.66%	12.75%	9.74%	10.67%
Small Value	4.71%	8.37%	13.74%	8.30%	9.99%
Large Value	4.51%	10.84%	13.47%	10.19%	9.69%
Mid-Cap Value	3.30%	8.96%	12.60%	9.34%	10.42%
Data Source: Morningstar.com as of September 30, 2018

To reiterate, at Clifford Capital we focus on finding individual stocks one by one, based on their own merits (a “bottom up” focus), and not based upon market-level analysis. However, we have noted that the investments we are finding in our bottom up research are consistently within areas that we’d consider “Have Nots” in today’s marketplace. We are happy to be finding significant value in the marketplace today, even though broad market indices remain near all-time highs. We will remain disciplined and adhere to our long-term value philosophy, seeking opportunity in stocks where expectations are unrealistically low, and the odds are in our favor that we’re investing in an undervalued asset.

Final Comments
Thank you for your investment in the Fund. We have high conviction in the Fund’s stocks and we are invested alongside you. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA
Principal and Portfolio Manager
Clifford Capital Partners, LLC

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Fund’s website at www.cliffordcapfund.com and clicking on the “Prospectus” link. Read it carefully before investing.

Risks of the Fund

The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing, including the financial risk of selecting individual companies that do not perform as anticipated. Over time, the stock markets tend to move in cycles. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

The Fund is a focused fund and is currently expected to hold stocks of between only 25 and 35 companies once fully invested. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

The Clifford Capital Partners Fund is distributed by First Dominion Capital Corp.,
Member FINRA

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution and Service 12b-1 Fees	0.20%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	0.90%

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2018 and are subject to change at any time.

	Institutional Shares

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/18	01/31/14 to 09/30/18

Clifford Capital Partners Fund:	13.43%	12.68%
Russell 3000 Value® Index:	9.46%	9.88%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

	Investor Shares

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/18	01/31/14 to 09/30/18

Clifford Capital Partners Fund:	13.29%	12.47%
Russell 3000 Value® Index:	9.46%	9.88%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

Clifford Capital Partners Fund
Portfolio Composition as of
September 30, 2018

Holdings by Industry/Asset Class	% of Net Assets

Common Stocks:
Consumer Discretionary	23.90%
Consumer Staples	5.97%
Energy	2.22%
Financials	17.82%
Health Care	3.94%
Industrials	15.09%
Information Technology	12.37%
Materials	2.88%
Utilities	2.92%
Money Market Fund	13.06%

100.17%

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS
September 30, 2018

		Fair
	Shares	Value

COMMON STOCKS – 87.11%

CONSUMER DISCRETIONARY – 23.90%
Abercrombie & Fitch Co.	22,600	$477,312
AutoZone, Inc.*	650	504,205
Big Lots, Inc.	11,700	488,943
Build-A-Bear Workshop, Inc.*	38,000	343,900
eBay Inc.*	21,400	706,628
Hanesbrands, Inc.	19,600	361,228
Harley-Davidson, Inc.	10,200	462,060
Target Corp.	9,400	829,174

		4,173,450

CONSUMER STAPLES – 5.97%
General Mills, Inc.	8,900	381,988
The Procter & Gamble Co.	5,000	416,150
Walmart Inc.	2,600	244,166

		1,042,304

ENERGY – 2.22%
Devon Energy Corp.	9,700	387,418

FINANCIALS – 17.82%
American Express Co.	6,400	681,536
CIT Group Inc.	11,000	567,710
Community Trust Bancorp, Inc.	8,500	393,975
CVB Financial Corp.	19,800	441,936
First Hawaiian, Inc.	19,400	526,904
Westamerica Bancorporation	8,300	499,328

		3,111,389

HEALTH CARE – 3.94%
Johnson & Johnson	2,500	345,425
Teva Pharmaceutical Industries Ltd. ADR	15,900	342,486

		687,911

INDUSTRIALS – 15.09%
C. H. Robinson Worldwide, Inc.	4,500	440,640
The Dun & Bradstreet Corp.	4,500	641,295

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2018

		Fair
	Shares	Value

Fastenal Co.	9,000	$522,180
HNI Corp.	10,300	455,672
Stericycle, Inc.*	9,800	575,064

		2,634,851

INFORMATION TECHNOLOGY – 12.37%
Cisco Systems, Inc.	9,000	437,850
Dolby Laboratories Inc. - Class A	8,500	594,745
EVERTEC, Inc.	11,800	284,380
International Business Machines Corp.	3,600	544,356
NCR Corp.*	10,500	298,305

		2,159,636

MATERIALS – 2.88%
Compass Minerals International, Inc.	7,500	504,000

UTILITIES – 2.92%
Exelon Corp.	11,700	510,822

TOTAL COMMON STOCKS – 87.11%
(Cost: $13,122,330)		15,211,781

MONEY MARKET FUND – 13.06%
Federated Institutional Prime Obligations Fund Institutional Class 2.21%**	2,280,661	2,281,287

(Cost: $2,281,287)

TOTAL INVESTMENTS – 100.17%
(Cost: $15,403,617)		17,493,068
Liabilities in excess of other assets – (0.17)%		(30,127)

NET ASSETS – 100.00%		$17,462,941

*Non-Income producing
** Effective 7 day yield as of September 30, 2018
ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investments at fair value (identified cost of $15,403,617) (Note 1)	$17,493,068
Receivable for capital stock sold	149
Dividends and interest receivable	5,934
Prepaid expenses	417

TOTAL ASSETS	17,499,568

LIABILITIES
Accrued investment management fees	36,361
Accrued 12b-1 fees	266

TOTAL LIABILITIES	36,627

NET ASSETS	$17,462,941

Net Assets Consist of:
Paid-in-capital applicable to 1,103,560 no par value shares of
beneficial interest outstanding, unlimited shares authorized	$14,800,144
Distributable Earnings	$2,662,797

Net Assets	$17,462,941

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class Shares:
Net Assets	$16,813,639
Shares Outstanding	1,062,378
Net Asset Value	$15.83

Investor Class Shares:
Net Assets	$649,302
Shares Outstanding	41,182
Net Asset Value	$15.77

REDEMPTION PRICE PER SHARE INCLUDING REDEMPTION FEE OF 2%	$15.45

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENT OF OPERATIONS
Year ended September 30, 2018

INVESTMENT INCOME
Dividends	$251,251
Interest	31,355

Total investment income	282,606

EXPENSES
Investment management fees (Note 2)	129,472
12b-1 and servicing fees Investor Class (Note 2)	861

Total expenses	130,333

Net investment income (loss)	152,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	627,867
Net increase (decrease) in unrealized appreciation (depreciation) of investments	970,386

Net realized and unrealized gain (loss) on investments	1,598,253

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,750,526

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended
	September 30,

	2018	2017

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$152,273	$95,125
Net realized gain (loss) on investments	627,867	679,894
Net increase (decrease) in unrealized appreciation (depreciation) of investments	970,386	363,273

Increase (decrease) in net assets from operations	1,750,526	1,138,292

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Institutional Class	(665,658)	(44,946)
Investor Class	(20,279)	(1,308)

Decrease in net assets from distributions	(685,937)	(46,254)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Institutional Class	3,555,696	11,560,667
Investor Class	322,154	96,465
Distributions reinvested
Institutional Class	665,658	44,946
Investor Class	20,279	1,308
Shares redeemed
Institutional Class	(1,333,334)	(4,250,602)
Investor Class	(72,377)	(45,129)

Increase (decrease) in net assets from capital stock transactions	3,158,076	7,407,655

NET ASSETS
Increase (decrease) during year	4,222,665	8,499,693
Beginning of year	13,240,276	4,740,583

End of year	$17,462,941	$13,240,276 *

*Includes accumulated undistributed net investment income (loss) of:		$79,661

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class

			Period			Period
			January 1,			January 31,
	Year ended		2016 to		Year ended	2014*** to
	September 30,		September 30,		December 31,	December 31,

	2018	2017	2016(2)		2015	2014

Net asset value, beginning of period	$14.69	$13.11	$10.40		$11.83	$10.00

Investment activities
Net investment income (loss)(1)	0.16	0.12	0.07		0.14	0.13
Net realized and unrealized gain (loss) on investments	1.75	1.53	2.64		(1.33)	1.92

Total from investment activities	1.91	1.65	2.71		(1.19)	2.05

Distributions
Net investment income	(0.12)	(0.07)	–		(0.12)	(0.09)
Net realized gain	(0.65)	–	–		(0.12)	(0.13)

Total distributions	(0.77)	(0.07)	–		(0.24)	(0.22)

Net asset value, end of period	$15.83	$14.69	$13.11		$10.40	$11.83

Total Return	13.43%	12.62%	26.06%	**	(10.04% )	20.51%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	0.90%	0.90%	0.90%	*	0.90%	0.90%	*
Net investment income (loss)	1.06%	0.86%	0.81%	*	1.20%	1.30%	*
Portfolio turnover rate	19.80%	34.07%	24.41%	**	54.61%	31.91%	**
Net assets, end of period (000’s)	$16,814	$12,889	$4,477		$3,033	$2,894

* Annualized
** Not annualized
*** Commencement of operations
(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Investor Class

			Period			Period
			January 1,			January 31,
	Year ended		2016 to		Year ended	2014*** to
	September 30,		September 30,		December 31,	December 31,

	2018	2017	2016(2)		2015	2014

Net asset value, beginning of period	$14.63	$13.08	$10.40		$11.86	$10.00

Investment activities
Net investment income (loss)(1)	0.13	0.09	0.05		0.11	0.13
Net realized and unrealized gain (loss) on investments	1.76	1.52	2.63		(1.32)	1.91

Total from investment activities	1.89	1.61	2.68		(1.21)	2.04

Distributions
Net investment income	(0.10)	(0.06)	–		(0.13)	(0.05)
Net realized gain	(0.65)	–	–		(0.12)	(0.13)

Total distributions	(0.75)	(0.06)	–		(0.25)	(0.18)

Net asset value, end of period	$15.77	$14.63	$13.08		$10.40	$11.86

Total Return	13.29%	12.30%	25.77%	**	(10.22% )	20.42%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.10%	1.10%	1.10%	*	1.10%	1.10%	*
Net investment income (loss)	0.86%	0.66%	0.61%	*	0.98%	1.19%	*
Portfolio turnover rate	19.80%	34.07%	24.41%	**	54.61%	31.91%	**
Net assets, end of period (000’s)	$649	$352	$264		$123	$164

* Annualized
** Not annualized
*** Commencement of operations
(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Clifford Capital Partners Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management company and was established in January, 2014 as a series of another registered investment company (the “predecessor trust”). On February 6, 2016, the Fund was reorganized from a series of the predecessor trust into the Trust.

On February 18, 2016 the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end be changed to September 30.

The objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2018

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$15,211,781	$–	$–	$15,211,781
Money Market Fund	2,281,287	–	–	2,281,287

	$17,493,068	$–	$–	$17,493,068

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the year ended September 30, 2018. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended September 30, 2018.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2018

the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense when incurred. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended September 30, 2018, there were no such reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class based on relative net assets on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed after being held for 60 days or less. Institutional Class shares are not subject to a redemption fee.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2018

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement (“Advisory Agreement”), Clifford Capital Partners, LLC (the “Adviser”), at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Advisory Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund. For the year ended September 30, 2018, management fees earned amounted to $129,472 of which $36,361 was owed to the Adviser as of September 30, 2018.

The Fund has adopted a Shareholder Services Plan (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Fund may compensate financial intermediaries that provide services for shareholders of the Fund. The Plan provides that the Fund will pay an annual rate of up to 0.20% of the average daily net assets of the Fund’s Investor Class shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund. For the year ended September 30, 2018, the following fees were incurred:

Class	Type of Plan	Fees Incurred

Investor Class	Shareholder Services	$861

The Advisor pays all operating expenses except for Management Fees and 12b-1 expenses. First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter and distributor in the continuous public offering of the Fund’s shares. For the year ended September 30, 2018, FDCC received no commissions or underwriting fees from the sale of the Fund’s shares.

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2018, the following fees were paid by the Advisor:

Administration	Transfer Agent	Fund Accounting

$30,000	$24,000	$25,605

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2018

Certain officers of the Trust are also officers and/or directors of FDCC and CFS. Additionally, PractusTM LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of PractusTM LLP. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2018 were as follows:

Purchases	Sales

$5,067,722	$2,474,025

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2018 and the year ended September 30, 2017 was as follows:

	Year ended	Year ended
	September 30, 2018	September 30, 2017

Distributions paid from:
Ordinary income	$274,713	$46,254
Realized gains	411,224	–

	$685,937	$46,254

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Year ended
September 30, 2018

Accumulated net investment income (loss)	$123,059
Accumulated net realized gain (loss)	482,870
Net unrealized appreciation (depreciation) on investments	2,056,868

$2,662,797

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2018

As of September 30, 2018, the cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

	Gross	Gross	Total Unrealized
	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)

$15,436,200	2,473,384	(416,516)	$2,056,868

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

Year ended September 30, 2018

	Institutional Class	Investor Class

Shares sold	228,152	20,601
Shares reinvested	45,129	1,378
Shares redeemed	(88,523)	(4,827)

Net increase (decrease)	184,758	17,152

Year ended September 30, 2017

	Institutional Class	Investor Class

Shares sold	833,934	6,984
Shares reinvested	3,154	92
Shares redeemed	(300,959)	(3,208)

Net increase (decrease)	536,129	3,868

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued and has noted no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Clifford Capital Partners Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2018

SUPPLEMENTAL INFORMATION
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES
NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (63) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013	54	None
Mary Lou H. Ivey (60) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	54	None
Theo H. Pitt, Jr. (82) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	54	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A Bogaert (55) President and Principal Executive Officer	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Karen M. Shupe (54) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (63) Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (49) Secretary	Indefinite, Since November 2013	Attorney, PractusTM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A
Tina H. Bloom (50) Assistant Secretary	Indefinite, Since November 2018	Attorney, PractusTM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2011-2017.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Bo James Howell (37) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus, LLP (law firm), May 2018 to present; Founder, CCO Technology, June 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.	N/A	N/A
Holly B. Giangiulio (55) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters (49) Chief Compliance Officer	Indefinite, Since August 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended September 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

ADVISORY CONTRACT RENEWAL

At a meeting held on August 30, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between and Clifford Capital Partners, LLC (the “Adviser”) and the Trust with respect to the Clifford Capital Partners Fund (the “Fund”). The Board reflected on its discussions regarding the Advisory Agreement with representatives from the Adviser at the Meeting.

At the Meeting, the Board reviewed among other things, a memorandum from the Trust’s legal counsel (“Counsel”) addressing the duties of Trustees regarding the renewal of the Advisory Agreement, a letter from Counsel to the Adviser and the Adviser’s responses to that letter, a copy of the Adviser’s financial information including a letter of support from its principals, a fee comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreement. The Trustees reviewed the types of information and factors to be considered by the Board in order to make an informed decision regarding the renewal of the Advisory Agreement; the material factors included: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Meetings. The Board requested or was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including (i) reports regarding the services and support provided by the Adviser to the Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Fund; (iii) the Adviser’s commentary on the reasons for the Fund’s performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Fund; (v) compliance reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Adviser’s Form ADV; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided by the Adviser to the Fund, information on investment advice, performance, summaries of

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the continuation of the Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities of the Adviser under the Advisory Agreement. The Board reviewed the services provided by the Adviser including, without limitation: the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the coordination of services for the Fund among the service providers; and the efforts of the Adviser to promote the Fund and grow assets. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies, and procedures. The Board also considered the financial support that would be provided by the principals of the Adviser. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

Investment performance of the Fund and the Adviser.

The Trustees considered the Fund’s performance for various periods ended June 30, 2018 versus the Morningstar mid-cap value category and a peer group of funds derived from the Morningstar large value, mid-cap value, mid-cap blend and large blend categories (“Peer Group”). The Trustees also considered the Fund’s performance relative to its benchmark index, the Russell 3000® Value Index. In considering the foregoing, the Trustees reviewed an analytical report prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by the Adviser, including information relating to the performance of the Fund relative to separately managed accounts (each a “Composite”) managed by the Adviser with investment strategies that are substantially similar to those utilized by the Fund. The Trustees generally considered information that was as of June 30, 2018, although they took into consideration other performance information that had been provided to them since the previous approvals of the Advisory Agreement. The Trustees noted that, for the one-year and three-year periods ended June 30, 2018, the Fund significantly outperformed its benchmark and the median of its Peer Group and Morningstar mid-cap value category. The Board considered other summary performance information related to the category and Peer Group vis-à-vis the Fund, including

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

percentile rankings. The Trustees determined that the performance of the Fund relative to its benchmark and category and Peer Group was satisfactory. The Trustees also noted that the performance of the Fund was comparable to the Composite and the Board considered the reasons for differences in results of the Fund versus the Composite, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of the Fund was satisfactory.

The costs of the services provided and the profits realized by the Adviser from the relationship with the Fund.

In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the financial condition of the Adviser and its parent company, and the level of commitment to the Fund by the Adviser’s principals; the asset levels of the Fund; and the expenses of the Fund. The Board also considered potential benefits for the Adviser in managing the Fund. The Board considered the fees and expenses of the Fund (including the advisory fee) compared to the median of the Peer Group and the Morningstar mid-cap value category. The Board noted that the advisory fee payable to the Adviser by the Fund under the Advisory Agreement was on the high side of the Peer Group but that the advisory fee for the Fund also reflected the obligation of the Adviser to assume most of the operational expenses for the Fund. The Board noted that when it compared the advisory fee to the net expense ratio of funds in the Peer Group and the Morningstar mid-cap value category, the fee was less than the Peer Group median and comparable to the category median. The Board further noted that the Fund’s net expense ratio is below that of the Peer Group median. The Board determined that the advisory fees were within an acceptable range considering the services to be rendered by the Adviser and the size of the Fund, which is substantially smaller than the category and peer group medians. The Board also considered the fees of the Fund relative to separate accounts managed by the Adviser and the reasons for the differences in fees; they determined that the differences were reasonable under the circumstances. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by the Adviser, and its profits from managing the Fund, the Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees and expenses paid by the Fund even at lower asset levels. The Board expressed the view that this structure may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangement with the Adviser was fair and reasonable in relation to the nature and quality of the services to be provided by the Adviser.

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of the Adviser’s code of ethics and other relevant policies described in the Adviser’s Form ADV. The Board also considered benefits to the Adviser that could be derived from managing the Fund and noted the ability of the Adviser to place small accounts in the Fund, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that the Adviser does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits to be derived by the Adviser from managing the Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the Advisory Agreement for another one-year term.

CLIFFORD CAPITAL PARTNERS FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2018, and held for the six months ended September 30, 2018.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and

CLIFFORD CAPITAL PARTNERS FUND – continued
FUND EXPENSES (unaudited)

will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratio	Expenses Paid During Period* Ended 9/30/18
Institutional Class Actual	$1,000	$1,076.14	0.90%	$4.68
Institutional Class Hypothetical**	$1,000	$1,020.50	0.90%	$4.56
Investor Class Actual	$1,000	$1,074.98	1.10%	$5.72
Investor Class Hypothetical**	$1,000	$1,019.50	1.10%	$5.57

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent period divided by 365 days in the current year.
** 5% return before expenses

Investment Adviser:
Clifford Capital Partners, LLC
12884 S. Frontrunner Boulevard, Suite 140
Draper, Utah 84020

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Administrator and Fund Accounting:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:
PractusTM LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:
For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. Toll Free at (800) 673-0550.

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2018 and $15,000 for 2017.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2018 and $2,500 for 2017.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2018 and $0 for 2017.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Clifford Capital Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 6, 2018

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Financial Officer

Date: December 6, 2018

* Print the name and title of each signing officer under his or her signature.